EXHIBIT 99.1

Unaudited Condensed Combined Pro Forma Statement of Operations
For the Three Months Ended March 31, 2003

	Historical		Pro Forma
		Roadway
	Yellow	Corporation
	Corporation	(1/1/03 - 3/29/03)	Adjustments		Combined
	(in thousands, except per share data)
Revenue	$681,093	$754,070	$6,200	(1)	$1,441,363
Operating expenses:
Salaries, wages and employees’ benefits	438,748	475,435	479	(6)	914,662
Operating expenses and supplies	109,943	130,412	(151)	(2)	240,204
Operating taxes and licenses	19,767	19,866			39,633
Claims and insurance	12,724	15,112	160	(6)	27,996
Depreciation and amortization	20,268	17,299	151	(2)	41,038
			120	(3)
			3,200	(4)
Purchased transportation	67,873	74,784			142,657
Losses on property disposals, net	11	811			822
Acquisition, spin-off and reorganization charges	—	—	—	(5)	—

Total operating expenses	669,334	733,719	3,959		1,407,012

Operating income	11,759	20,351	2,241		34,351
Interest expense	2,646	5,101	498	(2)	12,763
			4,518	(6)
ABS facility charges	—	1,047	(1,047)	(6)	—
Other, net	(93)	646	(498)	(2)	55

Nonoperating expenses, net	2,553	6,794	3,471		12,818

Income from continuing operations before income tax	9,206	13,557	(1,230)		21,533
Income tax provision	3,580	5,694	(492)	(7)	8,782

Income from continuing operations	5,626	7,863	(738)		12,751
Income from discontinued operations, net	—	147	—		147

Net income	$5,626	$8,010	$(738)		$12,898

Average common shares outstanding — Basic	29,583	18,655			47,621
Average common shares outstanding — Diluted	29,818	19,086			47,856
Earnings per share from continuing operations:
Basic	$0.19	$0.42			$0.27
Diluted	$0.19	$0.41			$0.27
Earnings per share from net income:
Basic	$0.19	$0.43			$0.27
Diluted	$0.19	$0.42			$0.27

Unaudited Condensed Combined Pro Forma Statement of Operations
For the Three Months Ended June 30, 2003

	Historical		Pro Forma
		Roadway
	Yellow	Corporation
	Corporation	(3/30/03 - 6/21/03)	Adjustments		Combined
	(in thousands, except per share data)
Revenue	$713,453	$741,528	$1,100	(1)	$1,456,081
Operating expenses:
Salaries, wages and employees’ benefits	458,036	468,223	479	(6)	926,738
Operating expenses and supplies	103,908	130,022	(151)	(2)	233,779
Operating taxes and licenses	19,492	18,688			38,180
Claims and insurance	10,730	14,529	160	(6)	25,419
Depreciation and amortization	20,818	16,870	151	(2)	41,159
			120	(3)
			3,200	(4)
Purchased transportation	68,106	75,725			143,831
Losses on property disposals, net	30	30			60
Acquisition, spin-off and reorganization charges	—	—	—	(5)	—

Total operating expenses	681,120	724,087	3,959		1,409,166

Operating income	32,333	17,441	(2,859)		46,915
Interest expense	2,625	4,780	1,725	(2)	12,979
			3,849	(6)
ABS facility charges	—	766	(766)	(6)	—
Other, net	(343)	498	(2,349)	(2)	(2,194)

Nonoperating expenses, net	2,282	6,044	2,459		10,785

Income from continuing operations before income tax	30,051	11,397	(5,318)		36,130
Income tax provision	11,691	4,787	(2,127)	(7)	14,351

Income from continuing operations	18,360	6,610	(3,191)		21,779
Loss from discontinued operations, net	—	(302)	—		(302)

Net income	$18,360	$6,308	$(3,191)		$21,477

Average common shares outstanding — Basic	29,586	18,955			47,624
Average common shares outstanding — Diluted	29,834	19,336			47,872
Earnings per share from continuing operations:
Basic	$0.62	$0.35			$0.46
Diluted	$0.62	$0.35			$0.46
Earnings per share from net income:
Basic	$0.62	$0.33			$0.45
Diluted	$0.62	$0.33			$0.45

Unaudited Condensed Combined Pro Forma Statement of Operations
For the Three Months Ended September 30, 2003

	Historical		Pro Forma
		Roadway
	Yellow	Corporation
	Corporation	(6/22/03 - 9/13/03)	Adjustments		Combined
	(in thousands, except per share data)
Revenue	$770,705	$751,594	$(400)	(1)	$1,521,899
Operating expenses:
Salaries, wages and employees’ benefits	489,277	477,174	479	(6)	966,930
Operating expenses and supplies	106,490	122,412	(151)	(2)	228,751
Operating taxes and licenses	20,251	18,515			38,766
Claims and insurance	16,518	15,133	160	(6)	31,811
Depreciation and amortization	21,120	16,658	151	(2)	41,249
			120	(3)
			3,200	(4)
Purchased transportation	77,992	77,246			155,238
Losses (gains) on property disposals, net	381	(5,068)			(4,687)
Acquisition, spin-off and reorganization charges	864	24,337	(25,201)	(5)	—

Total operating expenses	732,893	746,407	(21,242)		1,458,058

Operating income	37,812	5,187	20,842		63,841
Interest expense	6,525	4,735	951	(2)	12,662
			451	(6)
ABS facility charges	—	726	(726)	(6)	—
Other, net	2,414	818	(1,575)	(2)	1,657

Nonoperating expenses, net	8,939	6,279	(899)		14,319

Income (loss) from continuing operations before income tax	28,873	(1,092)	21,741		49,522
Income tax provision	11,504	2,309	8,696	(7)	22,509

Income (loss) from continuing operations	17,369	(3,401)	13,045		27,013
Loss from discontinued operations, net	—	—	—		—

Net income (loss)	$17,369	$(3,401)	$13,045		$27,013

Average common shares outstanding — Basic	29,565	19,460			47,621
Average common shares outstanding — Diluted	29,843	19,460			47,856
Earnings (loss) per share from continuing operations:
Basic	$0.59	$(0.18)			$0.57
Diluted	$0.58	$(0.18)			$0.56
Earnings (loss) per share from net income:
Basic	$0.59	$(0.18)			$0.57
Diluted	$0.58	$(0.18)			$0.56

Unaudited Condensed Combined Pro Forma Statement of Operations
For the Three Months Ended December 31, 2003

	Historical		Pro Forma
		Roadway
	Yellow Roadway	Corporation
	Corporation	(9/14/03 - 12/11/03)	Adjustments		Combined
	(in thousands, except per share data)
Revenue	$903,365	$804,927	$(6,800)	(1)	$1,701,492
Operating expenses:
Salaries, wages and employees’ benefits	584,379	525,877	471	(6)	1,110,727
Operating expenses and supplies	129,484	131,204	(700)	(2)	259,988
Operating taxes and licenses	24,038	19,988			44,026
Claims and insurance	27,698	15,306	156	(6)	43,160
Depreciation and amortization	25,192	18,955	700	(2)	48,167
			120	(3)
			3,200	(4)
Purchased transportation	104,205	86,680			190,885
Losses (gains) on property disposals, net	(589)	1,655			1,066
Acquisition, spin-off and reorganization charges	2,260	29,397	(31,657)	(5)	—

Total operating expenses	896,667	829,062	(27,710)		1,698,019

Operating income	6,698	(24,135)	20,910		3,473
Interest expense	8,810	3,508	3,959	(2)	11,468
			(4,809)	(6)
ABS facility charges	—	606	(606)	(6)	—
Other, net	(796)	11,577	(4,583)	(2)	6,198

Nonoperating expenses, net	8,014	15,691	(6,039)		17,666

Loss from continuing operations before income tax	(1,316)	(39,826)	26,949		(14,193)
Income tax provision (benefit)	(644)	(164)	10,031	(7)	9,223

Loss from continuing operations	(672)	(39,662)	16,918		(23,416)
Loss from discontinued operations, net	—	—	—		—

Net loss	$(672)	$(39,662)	$16,918		$(23,416)

Average common shares outstanding — Basic	32,721				47,621
Average common shares outstanding — Diluted	33,098				47,856
Loss per share from continuing operations:
Basic	$(0.02)				$(0.49)
Diluted	$(0.02)				$(0.49)
Loss per share from net income:
Basic	$(0.02)				$(0.49)
Diluted	$(0.02)				$(0.49)

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA

FINANCIAL STATEMENTS

These pro forma adjustments reflect the valuations of Roadway’s tangible and intangible assets and liabilities as well as conforming accounting policies recorded as of December 11, 2003 in conjunction with the acquisition. The allocation of the purchase price is preliminary and subject to adjustment, however, we do not expect material changes. These unaudited condensed combined pro forma financial statements are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been consummated at the dates indicated, nor necessarily indicative of future operating results.

(1)	Represents the adjustment necessary to conform Roadway’s revenue recognition policy to the policy used by Yellow.

(2)	Reflects certain statement of operations reclassifications made to conform Roadway’s presentation to the presentation used by Yellow.

(3)	Adjustment to record additional depreciation expense on the new basis of Roadway’s property and equipment.

(4)	Adjustment to record amortization expense on identifiable intangible assets.

(5)	Adjustment to eliminate the expense related to the vesting of restricted stock awards, other compensation and transaction fees associated with the acquisition of Roadway by Yellow that were recognized on Roadway’s historical Statement of Consolidated Income for the period January 1, 2003 through December 11, 2003 and the Yellow Roadway Statement of Consolidated Operations for the year ended December 31, 2003.

(6)	Adjustment to record additional interest expense, letter of credit fees and amortization of deferred financing costs on borrowings related to our offering of 3.375% contingent convertible senior notes due 2023, our offering of 5.0% contingent convertible senior notes due 2023 and other bank financing transactions related to the acquisition.

(7)	Adjustment to record the income tax impact of the pro forma adjustments at an effective income tax rate of 40%.